Exhibit 10.2

CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

Corporation:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE.  The complete and correct name of the Corporation is International Medication Systems, Limited ("Corporation").  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on March 7, 2016, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of International Medication Systems, Limited:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Jack Y. Zhang	CEO	Y	X	/s/JACK ZHANG	(Seal)

William J. Peters	Chief Financial Officer	Y	X	/s/ WILLIAM J. PETERS	(Seal)

ACTIONS AUTHORIZED.  Any one (1) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, any one (1) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Borrow Money.  To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security.  To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Other Actions.  (A) Enter into any interest rate, credit, commodity or equity swap, cap, floor, collar, forward, foreign exchange transaction, currency swap, cross currency swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, the foregoing or similar transactions with the Lender. (B) Apply for letters of credit or seek issuance of banker's acceptances under which the Corporation shall be liable to the Lender for repayment. (C) Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Lender.

Negotiate Items.  To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.  The following person or persons are authorized to request advances and authorize payments under the line of credit until Lender receives from the Corporation, at Lender's address shown above, written notice of revocation of such authority:  Jack Y. Zhang, President/CEO of International Medication Systems, Limited; and/or William J. Peters, CFO of International Medication Systems, Limited.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (A)  change in the Corporation's name;  (B)  change in the Corporation's assumed business name(s);  (C)  change in the management of the Corporation;  (D)  change in the authorized signer(s);  (E)  change in the Corporation's principal office address;  (F)  change in the Corporation's state of organization;  (G)  conversion of the Corporation to a new or different type of business entity; or  (H)  change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Borrow / Grant Collateral is dated March 7, 2016.

THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/JACOB LIAWATIDEWI	(Seal)
Secretary

NOTE:  If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - DE/CA  E:\PROD\LOANDOC\CFI\LPL\C10.FC  TR-5159  PR-7 (M)

CORPORATE RESOLUTION TO GRANT COLLATERAL / GUARANTEE

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Corporation:	Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE.  The complete and correct name of the Corporation is Amphastar Pharmaceuticals, Inc. ("Corporation").  The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Delaware.  The Corporation is duly authorized to transact business in the State of California and all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Corporation is doing business.  Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Corporation maintains an office at 11570 6th Street, Rancho Cucamonga, CA  91730.  Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records.  The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name.  The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED.  At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on March 7, 2016, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICERS.  The following named persons are officers of Amphastar Pharmaceuticals, Inc.:

NAMES	TITLES	AUTHORIZED		ACTUAL SIGNATURES

Jack Y. Zhang	CEO	Y	X	/s/JACK ZHANG	(Seal)

William J. Peters	Chief Financial Officer	Y	X	/s/ WILLIAM J. PETERS	(Seal)

ACTIONS AUTHORIZED.  Any two (2) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation.  Specifically, but without limitation, any two (2) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Corporation:

Guaranty.  To guarantee or act as surety for loans or other financial accommodations to Borrower from Lender on such guarantee or surety terms as may be agreed upon between the officers of the Corporation and Lender and in such sum or sums of money as in their judgment should be guaranteed or assured, (the "Guaranty").

Grant Security.  To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the Guaranty, and as a security for the payment of any loans, any promissory notes, or any other or further indebtedness of International Medication Systems, Limited to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.  The provisions of this Resolution authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of International Medication Systems, Limited to Lender.  The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Other Actions.  (A) Enter into any interest rate, credit, commodity or equity swap, cap, floor, collar, forward, foreign exchange transaction, currency swap, cross currency swap, currency option, securities puts, calls, collars, options or forwards or any combination of, or option with respect to, the foregoing or similar transactions with the Lender. (B) Apply for letters of credit or seek issuance of banker's acceptances under which the Corporation shall be liable to the Lender for repayment. (C) Purchase and sell foreign currencies, on behalf of the Corporation, whether for immediate or future delivery, in such amounts and upon such terms and conditions as the officer(s) authorized herein may deem appropriate, and give any instructions for transfers or deposits of monies by check, drafts, cable, letter or otherwise for any purpose incidental to the foregoing, and authorize or direct charges to the depository account or accounts of the Corporation for the cost of any foreign currencies so purchased through the Lender.

Further Acts.  To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officers may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation.  Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:  None.

NOTICES TO LENDER.  The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any  (A)  change in the Corporation's name;  (B)  change in the Corporation's assumed business name(s);  (C)  change in the management of the Corporation;  (D)  change in the authorized signer(s);  (E)  change in the Corporation's principal office address;  (F)  change in the Corporation's state of organization;  (G)  conversion of the Corporation to a new or different type of business entity; or  (H)  change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender.  No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS.  The officers named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL.  The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made in this Resolution are true and correct.  This Corporate Resolution to Grant Collateral / Guarantee is dated March 7, 2016.

THIS RESOLUTION IS DELIVERED UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CERTIFIED TO AND ATTESTED BY:

X	/s/JACOB LIAWATIDEWI	(Seal)
Secretary

NOTE:  If the officers signing this Resolution are designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - DE/CA  E:\PROD\LOANDOC\CFI\LPL\C10.FC  TR-5159  PR-7 (M)

CHANGE IN TERMS AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Principal Amount: $16,492,004.17	Date of Agreement: March 7, 2016

DESCRIPTION OF EXISTING INDEBTEDNESS.  The Promissory Note dated December 31, 2010 for Loan Number: 20002400 in the original Principal Amount of $10,000,000.00 (the “Note”), along with any and all subsequent Change In Terms Agreement.

DESCRIPTION OF CHANGE IN TERMS.

The Maximum Credit Limit is hereby increased to $16,492,004.17 and consists of the following credit facilities:

Facility "A" loan amount $15,000,000.00 with a new maturity date of 9/1/2017

Facility "B" loan amount $1,492,004.17 with maturity date of 4/15/2017

The section entitled “Other Defaults” is hereby amended and restated as follows:

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity’s common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

The section entitled "Oral Agreements Not Effective" is hereby added as follows:

Oral Agreements Not Effective. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

The section entitled "Judicial Reference" is hereby added as follows:

Judicial Reference. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligation(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT.  BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\D20C.FC  TR-5159  PR-7 (M)

GUARANTOR CONSENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Re: Loan #20002400

The undersigned ("Guarantor") has executed a Commercial Guaranty dated December 31, 2010, in favor of Lender ("Guaranty").  Guarantor hereby acknowledges its consent to the terms and provisions of the foregoing Change in Terms Agreement/Note and/or Modification Agreement and the transactions contemplated thereby.  Guarantor hereby reaffirms its obligations to Lender under the Guaranty.  Guarantor hereby reaffirms that its obligations under the Guaranty to Bank are separate and distinct from Borrower's obligations to Bank.

Acknowledged and agreed as of March 7, 2016:.

GUARANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\G60.FC  TR-5159  PR-7 (M)

FIFTH MODIFICATION TO THE LOAN AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

This FIFTH MODIFICATION TO THE LOAN AGREEMENT is attached to and by this reference is made a part of the Business Loan Agreement (Loan #20002400) dated December 31, 2010, including all modifications thereto, and executed  in connection with a loan or other financial accommodations between Lender and Borrower.

The section entitled "Financial Statements" is hereby amended and restated as follows:

Financial Statements. Furnish Lender with the following:

Additional Requirements.  Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following statements at all times, unless otherwise noted:

Interim Statements.  As soon as available, but in no event later than sixty (60) days after the end of each quarter, Borrower shall provide Lender with balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the period ended, prepared by Borrower.

Agings.  Within forty-five (45) days, or sooner, after the end of each quarter, Borrower shall provide Lender with a listing and aging by invoice date of all accounts receivable and all accounts payable in summary format acceptable to Lender.

Inventory.  Within sixty (60) days, or sooner, after the end of each quarter, Borrower shall provide Lender with a listing of inventory in detailed format acceptable to Lender.

Annual Statements.  As soon as available, but in no event later than one hundred fifty (150) days after the end of each fiscal year, Borrower shall provide Lender with Borrower's balance sheet, income and expense statements, reconciliation of net worth and statement of cash flows, with notes thereto for the year ended, audited by a certified public accountant satisfactory to Lender.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

The section entitled "Financial Covenants and Ratios" is hereby amended and restated as follows:

Financial Covenants and Ratios. Comply with the following covenants and ratios:

Additional Requirements. Borrower understands and agrees that while this Agreement is in effect, Borrower will maintain a financial condition indicated by the following ratios at all times, unless otherwise noted:

Tangible Net Worth. Maintain an effective Tangible Net Worth (defined as total book net worth plus minority interest, less due from officers/stockholders/affiliates minus intangible assets and accumulated amortization plus debt subordinated to East West Bank) of not less than $20,000,000.00, based on consolidated statements of Amphastar Pharmaceuticals, Inc. and its subsidiaries.

Debt to Tangible Net Worth. Maintain a Debt to effective Tangible Net Worth (defined as total  liabilities minus debt subordinated to East West Bank divided by effective Tangible Net Worth defined as total book net worth plus minority interest, less due from officers/stockholders/affiliates minus intangible assets and accumulated amortization plus debt subordinated to East West Bank) not to exceed 1.30 to 1, based on consolidated statements of Amphastar Pharmaceuticals, Inc. and its subsidiaries.

Debt Coverage Ratio.  Maintain a Debt Coverage Ratio (defined earnings before interest, taxes, depreciation, and amortization ("EBITDA") plus pre-launched inventory and stock option expense minus dividends to be divided by current portion of long term debt plus interest) of not less than 1.45 to 1, to be tested quarterly, based on consolidated statements of Amphastar Pharmaceuticals, Inc. and its subsidiaries. Debt Coverage Ratio violation will be waived automatically if borrower’s consolidated cash balances exceed $15 million.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

The section entitled "Cross Acceleration" is hereby amended and restated as follows:

Cross Acceleration.  In addition to the due dates and maturity date set forth in the Note, all principal and accrued interest and other amounts owed under this Note shall become due in full at such earlier time, if any, the obligations of Borrower to Lender under that Promissory Note loan number 30011306, 20002400-600, 18700, 30011277, or 28933 (as such notes may be amended or extended from time to time) are paid in full.

The section entitled “Other Defaults” is hereby amended and restated as follows:

Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or Agreement or in any of the Related Documents between Lender and Borrower; or any shareholder, member, trustor, or any owner of the Borrower also holding a controlling interest in any given entity’s common stock, membership interest, trust interest, or any other ownership interest (“Related Entity”), fails to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and the Related Entity.

The section entitled "Oral Agreements Not Effective" is hereby added as follows:

Oral Agreements Not Effective. This Note or Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof and shall remain in full force and effect in accordance with its terms and conditions.  Moreover, any subsequent oral statements, negotiations, agreements or understandings of the parties shall not be effective against Lender unless (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Borrower shall not rely or act on any oral statements, negotiations, agreements or understandings between the parties at anytime whatsoever, including before or during any Lender approval process stated above.  Borrower acknowledges and agrees that Borrower shall be responsible for its own actions, including any detrimental reliance on any oral statements, negotiations, agreements or understandings between the parties and that Lender shall not be liable for any possible claims, counterclaims, demands, actions, causes of action, damages, costs, expenses and liability whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, at law or in equity, originating in whole or in part in connection with any oral statements, negotiations, agreements or understandings between the parties which the Borrower may now or hereafter claim against the Lender.  Neither this Note or Agreement nor any other Related Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this section.  Lender may from time to time, (a) enter into with Borrower written amendments, supplements or modifications hereto and to the Related Documents or (b) waive, on such terms and conditions as Lender may specify in such instrument, any of the requirements of this Note or Agreement or the Related Documents or any Event Default and its consequences, if, but only if, such amendment, supplement, modification or waiver is (i) expressly stated in writing, (ii) duly approved and authorized by an appropriate decision making committee of Lender on such terms and conditions as such committee shall deem necessary or appropriate in the committee’s sole and absolute opinion and judgment and (iii) executed by an authorized officer of Lender.  Then such amendment, supplement, modification or waiver shall be effective only in the specific instance and specific purpose for which given.

The section entitled "Judicial Reference" is hereby added as follows:

Judicial Reference. If the waiver of the right to a trial by jury is not enforceable, the parties hereto agree that any and all disputes or controversies of any nature between them arising at any time shall be decided by a reference to a private judge, who shall be a retired state or federal court judge, mutually selected by the parties or, if they cannot agree, then any party may seek to have a private judge appointed in accordance with California Code of Civil Procedure §§ 638 and 640 (or pursuant to comparable provisions of federal law if the dispute falls within the exclusive jurisdiction of the federal courts). The reference proceedings shall be conducted pursuant to and in accordance with the provisions of California Code of Civil Procedure §§ 638 through 645.1, inclusive. The private judge shall have the power, among others, to grant provisional relief, including without limitation, entering temporary restraining orders, issuing preliminary and permanent injunctions and appointing receivers.  All such proceedings shall be closed to the public and confidential and all records relating thereto shall be permanently sealed. If during the course of any dispute, a party desires to seek provisional relief, but a judge has not been appointed at that point pursuant to the judicial reference procedures, then such party may apply to the Court for such relief. The proceeding before the private judge shall be conducted in the same manner as it would be before a court under the rules of evidence applicable to judicial proceedings. The parties shall be entitled to discovery which shall be conducted in the same manner as it would be before a court under the rules of discovery applicable to judicial proceedings. The private judge shall oversee discovery and may enforce all discovery rules and orders applicable to judicial proceedings in the same manner as a trial court judge. The parties agree that the selected or appointed private judge shall have the power to decide all issues in the action or proceeding, whether of fact or of law, and shall report a statement of decision thereon pursuant to California Code of Civil Procedure § 644(a). Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral, or obtain provisional remedies. The private judge shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.

The parties agree that time is of the essence in conducting the referenced proceedings.  The parties shall promptly and diligently cooperate with one another and the referee, and shall perform such acts as may be necessary to obtain prompt and expeditious resolution of the dispute or controversy in accordance with the terms hereof.  The costs shall be borne equally by the parties.

THIS FIFTH MODIFICATION TO THE LOAN AGREEMENT IS EXECUTED AS OF MARCH 7, 2016.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\G60.FC  TR-5159  PR-7 (M)

AGREEMENT TO PROVIDE INSURANCE

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

Grantor:	International Medication Systems, Limited
Amphastar Pharmaceuticals, Inc.
11570 6th Street
Rancho Cucamonga, CA 91730

INSURANCE REQUIREMENTS.  Grantor, International Medication Systems, Limited; and Amphastar Pharmaceuticals, Inc. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to International Medication Systems, Limited ("Borrower") by Lender.  These requirements are set forth in the security documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

Collateral:	Inventory and Equipment.
Type: All risks, including fire, theft and liability.
Amount: Full Insurable Value.
Basis: Replacement value.
Endorsements: Lender loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.
Comments: Lender's Loss Payable Endorsement to read: East West Bank, its successors and/or assigns, at P.O. Box 60021, City of Industry, CA 91716-0021
Additional Insurance Requirement. In addition to other insurance requirements contained in the Loan Documents, Borrower shall carry inventory insurance coverage in a minimum amount of $15,000,000.00.
Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY.  Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

East West Bank

Loan Service Department - Insurance

P.O. Box 60021

City of Industry, CA  91716-0021

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of March 7, 2016, or earlier.  Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document.  The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document.  GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED.  IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED MARCH 7, 2016.

GRANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE: __________________________	PHONE
__________________________________

AGENT'S NAME:  _______________________________

AGENCY:  _______________________________________________

ADDRESS:  ______________________________________________________________________

INSURANCE COMPANY:  _______________________________________________

POLICY NUMBER:  _______________________

EFFECTIVE DATES: ______________________________________________________________________

COMMENTS:  ______________________________________________________________________

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\I10.FC  TR-5159  PR-7 (M)

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

LOAN TYPE.  This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $16,492,004.17 due on September 1, 2017.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.
X	Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is:  The specific purpose of this modification is to increase loan amount and extend maturity for Facility A.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $16,492,004.17 as follows:

Other Disbursements:
$16,492,004.17
$15,000,000.00 Facility A
$1,492,004.17 Facility B

Note Principal:
$16,492,004.17

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:
$0.00
Other Charges Paid in Cash:
$800.00
$800.00 Documentation Fees

Total Charges Paid in Cash:
$800.00

AUTOMATIC PAYMENTS.  Borrower hereby authorizes Lender automatically to deduct from Borrower's Demand Deposit - Checking account, numbered 83106203, the amount of any loan payment.  If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.  At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

REQUEST FOR ADVANCE. All requests for Advances and line pay downs received in Lender's Loan Service Dept. at 9300 Flair Drive, 6th Floor, El Monte, CA 91731 after 4:00 p.m. will be treated as having been requested on the next succeeding business day.

Any (1) of the following individuals are authorized to request advances and authorize payments under this loan, and take all additional actions such individual(s) may deem necessary or appropriate to implement the provisions of the documents relating to this loan.  The individuals named below hold the titles appearing after their respective names, and true specimens of their signatures appear after their respective names below.

Jack Y. Zhang, CEO	/s/JACK ZHANG

Name/Title	Signature

William J. Peters, CFO	/s/WILLIAM J. PETERS

Name/Title	Signature

Jason Shandell, President	/s/JASON SHANDELL

Name/Title	Signature

Albert Cuadra, Controller	/s/ALBERT CUADRA

Name/Title	Signature

LOAN FEE DEDUCTION. Borrower authorizes Lender to deduct the fees and any other third party costs and expenses related to the Loan and charges above from Borrower's checking account, number, 83106203 with Lender, all without further consent of Borrower. Bank is fully entitled to take such actions even if Borrower gives contrary instructions or demands to Bank.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED MARCH 7, 2016.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  E:\PROD\LOANDOC\CFI\LPL\I20.FC  TR-5159  PR-7 (M)

NOTICE OF FINAL AGREEMENT

Borrower:	International Medication Systems, Limited	Lender:	East West Bank
	11570 6th Street		Loan Servicing Department
	Rancho Cucamonga, CA 91730		9300 Flair Drive, 6th Floor
El Monte, CA 91731

BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:  (A) THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,  (B) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND  (C) THE WRITTEN LOAN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

As used in this Notice, the following terms have the following meanings:

Loan.  The term "Loan" means the following described loan:  a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $16,492,004.17 due on September 1, 2017.  This is a secured renewal loan.

Loan Agreement.  The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, together with any subsequent written modification documents for this Loan evidenced by all Notice of Final Agreements executed in regards to the Loan, and including without limitation the following:

LOAN DOCUMENTS

- Change In Terms Agreement
- Fifth Modification to the Loan Agreement
- Corporate Resolution – International Medication Systems, Limited
- Corporate Resolution – Amphastar Pharmaceuticals, Inc.
- Agreement to Provide Insurance
- Guarantor Consent
- Disbursement Request and Authorization
- Notice of Final Agreement
- Landlord’s Agreement

Parties.  The term "Parties" means East West Bank and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

Borrower:	International Medication Systems, Limited
Grantor(s):	International Medication Systems, Limited; and Amphastar Pharmaceuticals, Inc.
Grantor(s):	International Medication Systems, Limited
Guarantor 1:	Amphastar Pharmaceuticals, Inc.

Each Party who signs below, other than East West Bank, acknowledges, represents, and warrants to East West Bank that it has received, read and understood this Notice of Final Agreement.  This Notice is dated March 7, 2016.

BORROWER:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

GRANTOR:

INTERNATIONAL MEDICATION SYSTEMS, LIMITED

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of International Medication Systems, Limited		William J. Peters, Chief Financial Officer of International Medication Systems, Limited

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

GUARANTOR:

AMPHASTAR PHARMACEUTICALS, INC.

By:	/s/JACK ZHANG	By:	/s/WILLIAM J. PETERS
Jack Y. Zhang, CEO of Amphastar Pharmaceuticals, Inc.		William J. Peters, Chief Financial Officer of Amphastar Pharmaceuticals, Inc.

LENDER:

EAST WEST BANK

X	/s/REBECCA LEE
Authorized Signer

LaserPro, Ver. 15.4.20.033  Copr. D+H USA Corporation 1997, 2016.   All Rights Reserved.   - CA  F:\PROD\LOANDOC\CFI\LPL\I21.FC  TR-5159  PR-7 (M)